                                                                   EXHIBIT 10.17











                             PEDIATRIX MEDICAL GROUP




                               SECURITY AGREEMENT


                          Dated as of November 1, 2000


                          FLEET NATIONAL BANK, as Agent

                                TABLE OF CONTENTS



                                                                                                               Page
                                                                                                               ----
1.  Reference to Credit Agreement; Definitions; Certain Rules of Construction.....................................1
2.  Security......................................................................................................2
         2.1. Credit Security.....................................................................................2
                  2.1.1.  Tangible Personal Property..............................................................2
                  2.1.2.  Rights to Payment of Money..............................................................2
                  2.1.3.  Intangibles.............................................................................2
                  2.1.4.  Pledged Stock...........................................................................3
                  2.1.5.  Pledged Rights..........................................................................3
                  2.1.6.  Pledged Indebtedness....................................................................3
                  2.1.7.  Chattel Paper, Instruments, etc.........................................................3
                  2.1.8.  Leases..................................................................................3
                  2.1.9.  Deposit Accounts........................................................................3
                  2.1.10.  Collateral.............................................................................3
                  2.1.11.  Books and Records......................................................................4
                  2.1.12.  Insurance..............................................................................4
                  2.1.14.  All Other Property.....................................................................4
                  2.1.15.  Proceeds and Products..................................................................4
                  2.1.16.  Excluded Property......................................................................4
         2.2.  Additional Credit Security.........................................................................5
                  2.2.1.  Real Property...........................................................................5
                  2.2.2.  Motor Vehicles and Aircraft.............................................................5
         2.3.  Certain Covenants with Respect to Credit Security..................................................5
                  2.3.1.  Pledged Stock...........................................................................5
                  2.3.2.  Accounts and Pledged Indebtedness.......................................................6
                  2.3.3.  No Liens or Restrictions on Transfer or Change of Control...............................6
                  2.3.4.  Jurisdiction of Organization............................................................6
                  2.3.5.  Location of Credit Security.............................................................6
                  2.3.6.  Trade Names.............................................................................7
                  2.3.7.  Insurance...............................................................................7
                  2.3.8.  Intellectual Property...................................................................8
                  2.3.9.  Deposit Accounts........................................................................8
                  2.3.10.  Modifications to Credit Security.......................................................8
                  2.3.11.  Delivery of Documents..................................................................9
                  2.3.12.  Perfection of Credit Security..........................................................9
         2.4.  Administration of Credit Security.................................................................10
                  2.4.1.  Use of Credit Security.................................................................10
                  2.4.2.  Accounts...............................................................................10
                  2.4.3.  Distributions on Pledged Securities....................................................10
                  2.4.4.  Voting Pledged Securities..............................................................10
         2.5.  Right to Realize upon Credit Security.............................................................11
                  2.5.1.  Assembly of Credit Security; Receiver..................................................11
                  2.5.2.  General Authority......................................................................11
                  2.5.3.  Marshaling, etc........................................................................12
                  2.5.4.  Sales of Credit Security...............................................................13
                  2.5.5.  Sale without Registration..............................................................13
                  2.5.6.  Application of Proceeds................................................................14
         2.6.  Custody of Credit Security........................................................................14
3.       General.................................................................................................15


                               SECURITY AGREEMENT

          This Agreement, dated as of November 1, 2000, is among Pediatrix Medical Group, Inc., a Florida corporation (the "COMPANY"), the Related Entities of the Company from time to time party hereto and Fleet National Bank, as agent (the "AGENT") for itself and the other Lenders under the Credit Agreement (as defined below). The parties agree as follows:

1. REFERENCE TO CREDIT AGREEMENT; DEFINITIONS; CERTAIN RULES OF CONSTRUCTION. REFERENCE IS MADE TO THE AMENDED AND RESTATED CREDIT AGREEMENT AMENDED AND RESTATED AS OF THE DATE HEREOF, AS FROM TIME TO TIME IN EFFECT (THE "CREDIT AGREEMENT"), AMONG THE COMPANY, THE RELATED ENTITIES OF THE COMPANY FROM TIME TO TIME PARTY THERETO, THE LENDERS AND THE AGENT. CAPITALIZED TERMS DEFINED IN THE CREDIT AGREEMENT AND NOT OTHERWISE DEFINED HEREIN ARE USED HEREIN WITH THE MEANINGS SO DEFINED. CERTAIN OTHER CAPITALIZED TERMS ARE USED IN THIS AGREEMENT AS SPECIFICALLY DEFINED BELOW IN THIS SECTION 1. EXCEPT AS THE CONTEXT OTHERWISE EXPLICITLY REQUIRES, (A) THE CAPITALIZED TERM "SECTION" REFERS TO SECTIONS OF THIS AGREEMENT, (B) THE CAPITALIZED TERM "EXHIBIT" REFERS TO EXHIBITS TO THIS AGREEMENT, (C) REFERENCES TO A PARTICULAR SECTION SHALL INCLUDE ALL SUBSECTIONS THEREOF, (D) THE WORD "INCLUDING" SHALL BE CONSTRUED AS "INCLUDING WITHOUT LIMITATION", (E) TERMS DEFINED IN THE UCC AND NOT OTHERWISE DEFINED HEREIN HAVE THE MEANING PROVIDED UNDER THE UCC; PROVIDED, HOWEVER, THAT TERMS CONTAINED IN
SECTION 2.1.13 AND DEFINED IN REVISED ARTICLE 9 SHALL BE USED IN SUCH SECTION WITH THE MEANINGS SO DEFINED, (F) REFERENCES TO A PARTICULAR STATUTE OR REGULATION INCLUDE ALL RULES AND REGULATIONS THEREUNDER AND ANY SUCCESSOR STATUTE, REGULATION OR RULES, IN EACH CASE AS FROM TIME TO TIME IN EFFECT AND
(G) REFERENCES TO A PARTICULAR PERSON INCLUDE SUCH PERSON'S SUCCESSORS AND ASSIGNS TO THE EXTENT NOT PROHIBITED BY THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS. REFERENCES TO "THE DATE HEREOF" MEAN THE DATE FIRST SET FORTH ABOVE.

         "ACCOUNTS" is defined in Section 2.1.2.

         "AGREEMENT" means this Security Agreement as from time to time in effect.

         "INTELLECTUAL PROPERTY" is defined in Section 2.3.8.

         "OBLIGORS" is defined in Section 2.1.

         "PLEDGED INDEBTEDNESS" is defined in Section 2.1.6.

         "PLEDGED RIGHTS" is defined in Section 2.1.5.

         "PLEDGED SECURITIES" means the Pledged Stock, the Pledged Rights and the Pledged Indebtedness, collectively.

         "PLEDGED STOCK" is defined in Section 2.1.4.

         "REVISED ARTICLE 9" means revised Article 9 of the Uniform Commercial Code in the form approved by the American Law Institute and the National Conference of Commissions on Uniform State Law as contained in the 1999 Official Text of the Uniform Commercial Code.

         "UCC" means the Uniform Commercial Code as in effect in Massachusetts on the date hereof; PROVIDED, HOWEVER, that with respect to the perfection of the Agent's Lien on the Credit Security and the effect of nonperfection thereof, the term "UCC" means the Uniform Commercial Code as in effect in any jurisdiction the laws of which are made applicable by section 9-103 of the Uniform Commercial Code as in effect in Massachusetts.

2.       SECURITY.

         2.1. CREDIT SECURITY. As security for the payment and performance of the Credit Obligations, each of the Company and the Related Entities of the Company party hereto (each an "Obligor", and collectively, the "Obligors") mortgages, pledges and collaterally grants and assigns to the Agent for the benefit of the Lenders and the holders from time to time of any Credit Obligation, and creates a security interest in favor of the Agent for the benefit of the Lenders and such holders in, all of such Obligor's right, title and interest in and to (but none of its obligations or liabilities with respect to) the items and types of present and future property described in Sections
2.1.1 through 2.1.15 (subject, however, to Section 2.1.16), whether now owned or hereafter acquired, all of which shall be included in the term "CREDIT SECURITY":

                  2.1.1. TANGIBLE PERSONAL PROPERTY. All goods, machinery, equipment, inventory and all other tangible personal property of any nature whatsoever, wherever located, including raw materials, work in process, finished parts and products, supplies, spare parts, replacement parts, merchandise for resale, computers, tapes, disks and computer equipment.

                  2.1.2. RIGHTS TO PAYMENT OF MONEY. All rights to receive the payment of money, including accounts and receivables, rights to receive the payment of money under contracts, franchises, licenses, permits, subscriptions or other agreements (whether or not earned by performance), and rights to receive payments from any other source (all such rights, other than Financing Debt, being referred to herein as "ACCOUNTS").

                  2.1.3. INTANGIBLES. All of the following (to the extent not included in Section 3.1.2): (a) contracts, franchises, licenses, permits, subscriptions and other agreements and all rights thereunder;
         (b) rights granted by others which permit such Obligor to sell or market items of personal property; (c) United States and foreign common law and statutory copyrights and rights in literary property and rights and licenses thereunder; (d) trade names, United States and foreign trademarks, service marks, internet domain names, registrations of any of the foregoing and related good will; (e) United States and foreign patents and patent applications; (f) computer software, designs, models, know-how, trade secrets, rights in proprietary information, formulas, customer lists, backlog, orders, subscriptions, royalties, catalogues, sales material, documents, good will, inventions and processes; (g) judgments, causes in action and other claims, whether or not inchoate, and (h) all other general intangibles and intangible property and all rights thereunder, including such items set forth from time to time on exhibit 7.3 to the Credit Agreement or any supplements thereto provided pursuant to sections 6.4.1 or 6.4.2 thereof.


                  2.1.4. PLEDGED STOCK. (a) All shares of capital stock or other evidence of beneficial interest in any corporation, business trust or limited liability company, (b) all limited partnership interests in any limited partnership, (c) all general partnership interests in any general or limited partnership, (d) all joint venture interests in any joint venture and (e) all options, warrants and similar rights to acquire such capital stock or such interests. All such capital stock, interests, options, warrants and other rights are collectively referred to as the "PLEDGED STOCK".

                  2.1.5. PLEDGED RIGHTS. All rights to receive profits or surplus of, or other Distributions (including income, return of capital and liquidating distributions) from, any partnership, joint venture or limited liability company, including any distributions by any such Person to partners, joint venturers or members. All such rights are collectively referred to as the "PLEDGED RIGHTS".

                  2.1.6. PLEDGED INDEBTEDNESS. All Financing Debt from time to time owing to such Obligor from any Person (all such Financing Debt being referred to as the "PLEDGED INDEBTEDNESS").

                  2.1.7. CHATTEL PAPER, INSTRUMENTS, ETC. All chattel paper, non-negotiable instruments, negotiable instruments, documents and investment property.

                  2.1.8. LEASES. All leases of personal property, whether such Obligor is the lessor or the lessee thereunder.

                  2.1.9. DEPOSIT ACCOUNTS. All general or special deposit accounts, including any demand, time, savings, passbook or similar account maintained by such Obligor with any bank, trust company, savings and loan association, credit union or similar organization, and all money, cash and cash equivalents of such Obligor, whether or not deposited in any such deposit account.

                  2.1.10. COLLATERAL. All collateral granted by third parties to, or held by, such Obligor with respect to the Accounts, Pledged Securities, chattel paper, instruments, leases and other items of Credit Security.


                  2.1.11. BOOKS AND RECORDS. All books and records, including books of account and ledgers of every kind and nature, all electronically recorded data (including all computer programs, disks, tapes, electronic data processing media and software used in connection with maintaining such Obligor's books and records), all files, correspondence and all containers for the foregoing.

                  2.1.12. INSURANCE. All insurance policies which insure against any loss or damage to any other Credit Security or which are otherwise owned by such Obligor.


REVISED ARTICLE 9 ITEMS. The following categories of assets as defined in Revised Article 9 (whether or not also included in the other provisions of this Section 2.1): goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health care receivables), chattel paper (whether tangible or electronic), deposit accounts, letter of credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, general intangibles (including payment intangibles and software) and supporting obligations.

                  2.1.13. ALL OTHER PROPERTY. All other property, assets and items of value of every kind and nature, tangible or intangible, absolute or contingent, legal or equitable.


                  2.1.14. PROCEEDS AND PRODUCTS. All proceeds, including insurance proceeds, and products of the items of Credit Security described or referred to in Sections 2.1.1 through 2.1.14 and, to the extent not included in the foregoing, all Distributions with respect to the Pledged Securities.

                  2.1.15. EXCLUDED PROPERTY. Notwithstanding Sections 2.1.1 through 2.1.15, the payment and performance of the Credit Obligations shall not be secured by:

                  (a) any contract, license, permit or franchise that validly prohibits the creation by such Obligor of a security interest in such contract, license, permit or franchise (or in any rights or property obtained by such Obligor under such contract, license, permit or franchise); PROVIDED, HOWEVER, that the provisions of this Section
         2.1.16 shall not prohibit the security interests created by this Agreement from extending to the proceeds of such contract, license, permit or franchise (or such rights or property) or to the monetary value of the good will and other general intangibles of the Obligors relating thereto;

                  (b) any rights or property to the extent that any valid and enforceable law or regulation applicable to such rights or property prohibits the creation of a security interest therein; PROVIDED, HOWEVER, that the provisions of this Section 2.1.16 shall not prohibit the security interests created by this Agreement from extending to the proceeds of such rights or property or to the monetary value of the good will and other general intangibles of the Obligors relating thereto;

                  (c) more than 66% of the outstanding voting stock or other voting equity in any Foreign Subsidiary to the extent that the pledge of voting stock or other voting equity above such amount would result in a repatriation of a material amount of foreign earnings under the Code (including the "deemed dividend" provisions of section 956 of the Code); or

                  (d) the items described in Section 2.2 (but only in the event and to the extent the Agent has not specified that such items be included in the Credit Security pursuant thereto).

         In addition, in the event any Obligor disposes of assets to third parties in a transaction permitted by section 6.12 of the Credit Agreement, such assets, but not the proceeds or products thereof, shall be released from the Lien of the Credit Security.

         2.2. ADDITIONAL CREDIT SECURITY. As additional Credit Security, each Obligor covenants that it will mortgage, pledge and collaterally grant and assign to the Agent for the benefit of the Lenders and the holders from time to time of any Credit Obligation, and will create a security interest in favor of the Agent for the benefit of the Lenders and such holders in, all of its right, title and interest in and to (but none of its obligations with respect to) such of the following present or future items as the Agent may from time to time specify by notice to such Obligor, whether now owned or hereafter acquired, and the proceeds and products thereof, except to the extent consisting of rights or property of the types referred to in Section 2.1.16(a) through (c), subject only to Liens permitted by Section 2.3.3, all of which shall thereupon be included in the term "CREDIT SECURITY":

                  2.2.1. REAL PROPERTY. All real property and immovable property and fixtures, leasehold interests and easements wherever located, together with all estates and interests of such Obligor therein, including lands, buildings, stores, manufacturing facilities and other structures erected on such property, fixed plant, fixed equipment and all permits, rights, licenses, benefits and other interests of any kind or nature whatsoever in respect of such real and immovable property.

                  2.2.2. MOTOR VEHICLES AND AIRCRAFT. All motor vehicles and aircraft.

         2.3. CERTAIN COVENANTS WITH RESPECT TO CREDIT SECURITY. Each Obligor covenants that:


                  2.3.1. PLEDGED STOCK. All shares of capital stock, limited partnership interests, membership interests and similar securities included in the Pledged Stock shall be at all times duly authorized, validly issued, fully paid and (in the case of capital stock and limited partnership interests) nonassessable. Each Obligor will deliver to the Agent certificates representing any Pledged Stock held by such Obligor, accompanied by a stock transfer power executed in blank and, if the Agent so requests, with the signature guaranteed, all in form and manner reasonably satisfactory to the Agent. Pledged Stock that is not evidenced by a certificate held by such Obligor will be described in appropriate control statements and UCC financing statements provided to the Agent, all in form and substance reasonably satisfactory to the Agent. Upon the occurrence and during the continuance of an Event of Default, the Agent may transfer into its name or the name of its nominee any Pledged Stock. In the event the Pledged Stock includes any Margin Stock, the Obligors will furnish to the Lenders Federal Reserve Form U-1 and take such other action as the Agent may reasonably request to ensure compliance with applicable laws.


                  2.3.2. ACCOUNTS AND PLEDGED INDEBTEDNESS. Each Obligor will, immediately upon the receipt thereof, deliver to the Agent any promissory note or similar instrument representing any Account or Pledged Indebtedness, after having endorsed such promissory note or instrument in blank.

                  2.3.3. NO LIENS OR RESTRICTIONS ON TRANSFER OR CHANGE OF CONTROL. All Credit Security shall be free and clear of any Liens and restrictions on the transfer thereof, including contractual provisions which prohibit the assignment of rights under contracts, except for Liens permitted by section 6.8 of the Credit Agreement or by this
         Section 2.3.3. Without limiting the generality of the foregoing, each Obligor will in good faith attempt to exclude from agreements, instruments, deeds or leases to which it becomes a party after the date hereof provisions that would prevent such Obligor from creating a security interest in such agreement, instrument, deed or lease or any rights or property acquired thereunder as contemplated hereby. None of the Pledged Stock shall be subject to any option to purchase or similar rights of any Person. Except with the written consent of the Agent, which consent will not be unreasonably withheld, each Obligor will in good faith attempt to exclude from any agreement, instrument, deed or lease provisions that would restrict the change of control or ownership of the Company or any of its Subsidiaries, or the creation of a security interest in the ownership of the Company or any of its Subsidiaries.


                  2.3.4. JURISDICTION OF ORGANIZATION. Each Obligor shall at all times maintain its jurisdiction of organization as set forth in exhibit
         7.1 to the Credit Agreement as in effect on the date hereof or, so long as such Obligor shall have taken all steps reasonably necessary to perfect the Lenders' security interest in the Credit Security with respect to such new jurisdiction, in such other jurisdiction as such Obligor may specify by notice actually received by the Agent not less than 10 Banking Days prior to such change of jurisdiction of organization.

                  2.3.5. LOCATION OF CREDIT SECURITY. Each Obligor shall at all times keep its records concerning the Accounts at its chief executive office and principal place of business, which office and place of business shall be as set forth in exhibit 7.1 to the Credit Agreement (as from time to time supplemented in accordance with sections 6.4.1 and 6.4.2 of the Credit Agreement) or, so long as such Obligor shall have taken all steps reasonably necessary to perfect the Lenders' security interest in the Credit Security with respect to such new address, at such other address as such Obligor may specify by notice actually received by the Agent not less than 10 Banking Days prior to such change of address. No Obligor shall at any time keep tangible personal property of the type referred to in Section 2.1.1 in any jurisdiction other than the jurisdictions specified in such exhibit 7.1 (as so supplemented) or, so long as such Obligor shall have taken all steps reasonably necessary to perfect the Lenders' security interest in the Credit Security with respect to such other jurisdiction, other jurisdictions as such Obligor may specify by notice actually received by the Agent not less than 10 days prior to moving such tangible personal property into such other jurisdiction.


                  2.3.6. TRADE NAMES. No Obligor will adopt or do business under any name other than its name or names designated in exhibit 7.1 to the Credit Agreement (as from time to time supplemented in accordance with sections 6.4.1 and 6.4.2 of the Credit Agreement) or any other name specified by notice actually received by the Agent not less than 10 Banking Days prior to the conduct of business under such additional name. Since its inception, no Obligor has changed its name or adopted or conducted business under any trade name other than a name specified in such exhibit 7.1 (as so supplemented).

                  2.3.7. INSURANCE. Each insurance policy included in, or insuring against loss or damage to, the Credit Security shall name the Agent as additional insured party or as loss payee. No such insurance policy shall be cancelable or subject to termination or reduction in amount or scope of coverage until after at least 30 days' prior written notice from the insurer to the Agent. At least 10 days prior to the expiration of any such insurance policy for any reason, each Obligor shall furnish the Agent with reasonably satisfactory evidence of a renewal or replacement policy and payment of the premiums therefor to the extent due. Each Obligor grants to the Agent full power and authority as its attorney-in-fact, effective upon notice to such Obligor after the occurrence and during the continuance of an Event of Default, to obtain, cancel, transfer, adjust and settle any such insurance policy and to endorse any drafts thereon. Any amounts that the Agent receives under any such policy (including return of unearned premiums) insuring against loss or damage to the Credit Security when no Event of Default has occurred and is continuing shall be delivered to the Obligors for the replacement, restoration and maintenance of the Credit Security. Any such amounts that the Agent receives after the occurrence and during the continuance of an Event of Default shall, at the Agent's option, be applied to payment of the Credit Obligations or to the replacement, restoration and maintenance of the Credit Security. If any Obligor fails to provide insurance as required by this Agreement, the Agent may, at its option, purchase such insurance, and such Obligor will on demand pay to the Agent the amount of any payments made by the Agent or the Lenders for such purpose, together with interest on the amounts so disbursed from five Banking Days after the date demanded until payment in full thereof at the Overdue Reimbursement Rate.


                  2.3.8. INTELLECTUAL PROPERTY. Exhibit 2.3 hereto shall set forth the following items (collectively, the "INTELLECTUAL PROPERTY"):

                  (a) all copyrights owned by the Obligors that are registered with the United States Copyright Office (or any office maintaining registration of copyrights in any foreign jurisdiction) and all applications for such registration and

                  (b) all trademarks, tradenames, service marks, service names and patents owned by the Obligors that are registered with the United States Patent and Trademark Office (or any office maintaining registration of such items in any state of the United States of America or any foreign jurisdiction) and all applications for such registration.

                  (c) all internet domain names owned by the Obligors and the registry office on which such domain names are registered.

         The Obligors shall duly authorize, execute and deliver to the Agent separate memoranda of security interests provided by the Agent with respect to the foregoing Intellectual Property for filing in the offices described above. Upon the registration of any additional Intellectual Property (or the filing of applications therefor) in the offices described above, the Obligors shall notify the Agent and duly authorize, execute and deliver to the Agent separate memoranda of security interests covering such additional Intellectual Property for filing in such offices.

                  2.3.9. DEPOSIT ACCOUNTS. Each Obligor shall keep all its principal bank and deposit accounts only with the Agent, other Lenders or the financial institutions listed on Exhibit 2.3 hereto. Each Obligor shall use reasonable efforts to cause such financial institutions (other than the Lenders and the Agent) to enter into account control agreements with the Agent in form and substance reasonably satisfactory to the Agent.

                  2.3.10. MODIFICATIONS TO CREDIT SECURITY. Except with the prior written consent of the Agent, which consent will not be unreasonably withheld, no Obligor shall amend or modify, or waive any of its rights under or with respect to, any material Accounts, general intangibles, Pledged Securities or leases which are part of the Credit Security if the effect of such amendment, modification or waiver would be to reduce the amount of any such items or to extend the time of payment thereof, to waive any default by any other party thereto, or to waive or impair any remedies of the Obligors or the Lenders under or with respect to any such Accounts, general intangibles, Pledged Securities or leases which are part of the Credit Security, in each case other than consistent with past practice in the ordinary course of business and on an arm's-length basis. Each Obligor will promptly give the Agent written notice of any request by any Person for any material credit or adjustment with respect to any Account, general intangible, Pledged Securities or leases.

                  2.3.11. DELIVERY OF DOCUMENTS. Upon the Agent's reasonable request, each Obligor shall deliver to the Agent, promptly upon such Obligor's receipt thereof, copies of any agreements, instruments, documents or invoices comprising or relating to the Credit Security. Pending such request, such Obligor shall keep such items at its chief executive office and principal place of business (as specified pursuant to Section 2.3.5).

                  2.3.12. PERFECTION OF CREDIT SECURITY.

                  (a) This Agreement creates and shall create in favor of the Agent, for the benefit of the Lenders, a legal, valid and enforceable first priority security interest in the

         Credit Security described herein, subject only (in the case of Credit Security other than Pledged Stock) to Liens permitted by section 6.8 of the Credit Agreement.

                  (b) The Agent may at any time and from time to time execute and file UCC financing statements, continuation statements and amendments thereto that describe the Credit Security and contain any information required by Part 5 of Revised Article 9 or the applicable filing office with respect to any such UCC financing statement, continuation statement or amendment thereof.

                  (c) Upon the Agent's reasonable request from time to time, the Obligors will execute and deliver, and file and record in the proper filing and recording places, all such instruments, including UCC financing statements, collateral assignments of copyrights, trademarks and patents, mortgages or deeds of trust, notations on certificates of title and written confirmation of the grant of a security interest in commercial tort claims, and will take all such other action, as the Agent deems reasonably necessary for perfecting or otherwise confirming to it the Credit Security or to carry out any other purpose of this Agreement or any other Credit Document, whether in anticipation of the effectiveness of Revised Article 9 or otherwise.

                  (d) In furtherance of the foregoing, the Obligors shall use reasonable efforts to obtain (i) a written acknowledgment, in form and substance reasonably satisfactory to the Agent, from any bailee having possession of any Credit Security that such bailee holds such Credit Security for the benefit of the Agent and (ii) control of any investment property, deposit accounts, letter of credit rights or electronic chattel paper (each such term as defined in Revised Article
         9), with any agreements establishing such control to be in form and substance reasonably satisfactory to the Agent.

         2.4. ADMINISTRATION OF CREDIT SECURITY. The Credit Security shall be administered as follows, and if an Event of Default shall have occurred and be continuing, Section 2.5 shall also apply.

                  2.4.1. USE OF CREDIT SECURITY. Until the Agent provides written notice to the contrary, each Obligor may use, commingle and dispose of any part of the Credit Security in the ordinary course of its business, all subject to section 6.12 of the Credit Agreement.

                  2.4.2. ACCOUNTS. To the extent specified by prior written notice from the Agent after the occurrence and during the continuance of an Event of Default, all sums collected or received and all property recovered or possessed by any Obligor in connection with any Credit Security shall be received and held by such Obligor in trust for and on the Lenders' behalf, shall be segregated from the assets and funds of such Obligor, and shall be delivered to the Agent for the benefit of the Lenders. Without limiting the foregoing, upon the Agent's request after the occurrence and during the continuance of an Event of Default, each Obligor shall institute depository collateral accounts, lock-box receipts and similar credit procedures providing for the direct receipt of payment on Accounts at a separate address, the segregation of such proceeds for direct payment to the Agent and appropriate notices to Account debtors. Upon the Agent's request after the occurrence and during the continuance of an Event of Default, each Obligor will cause its accounting books and records to be marked with such legends and segregated in such manner as the Agent may specify.


                  2.4.3. DISTRIBUTIONS ON PLEDGED SECURITIES.

                  (a) Until an Event of Default shall occur and be continuing, the respective Obligors shall be entitled, to the extent permitted by the Credit Documents, to receive all Distributions on or with respect to the Pledged Securities (other than Distributions constituting additional Pledged Securities or liquidating Distributions). All Distributions constituting additional Pledged Securities or liquidating Distributions will be retained by the Agent (or if received by any Obligor shall be held by such Person in trust and shall be immediately delivered by such Person to the Agent in the original form received, endorsed in blank) and held by the Agent as part of the Credit Security.

                  (b) If an Event of Default shall have occurred and be continuing all Distributions on or with respect to the Pledged Securities shall be retained by the Agent (or if received by any Obligor shall be held by such Person in trust and shall be immediately delivered by it to the Agent in the original form received, endorsed in blank) and held by the Agent as part of the Credit Security or applied by the Agent to the payment of the Credit Obligations in accordance with Section 2.5.6.

                  2.4.4. VOTING PLEDGED SECURITIES.

                  (a) Until an Event of Default shall occur and be continuing and the Agent shall have delivered a notice contemplated by clause (b) below, the respective Obligors shall be entitled to vote or consent with respect to the Pledged Securities in any manner not inconsistent with the terms of any Credit Document, and the Agent will, if so requested, execute appropriate revocable proxies therefor.

                  (b) If an Event of Default shall have occurred and be continuing, if and to the extent that the Agent shall so notify in writing the Obligor pledging the Pledged Securities in question, only the Agent shall be entitled to vote or consent or take any other action with respect to the Pledged Securities (and any Obligor will, if so requested, execute appropriate proxies therefor).

         2.5. RIGHT TO REALIZE UPON CREDIT SECURITY. Except to the extent prohibited by applicable law that cannot be waived, this Section 2.5 shall govern the Lenders' and the Agent's rights to realize upon the Credit Security if any Event of Default shall have occurred and be continuing. The provisions of this Section 2.5 are in addition to any rights and remedies available at law or in equity and in addition to the provisions of any other Credit Document. In the case of a conflict between this Section 2.5 and any other Credit Document, this
Section 2.5 shall govern.

                  2.5.1. ASSEMBLY OF CREDIT SECURITY; RECEIVER. Each Obligor shall, upon the Agent's request, assemble the Credit Security and otherwise make it available to the Agent. The Agent may have a receiver appointed for all or any portion of the Obligors' assets or business which constitutes the Credit Security in order to manage, protect, preserve, sell and otherwise dispose of all or any portion of the Credit Security in accordance with the terms of the Credit Documents, to continue the operations of the Obligors and to collect all revenues and profits therefrom to be applied to the payment of the Credit Obligations, including the compensation and expenses of such receiver.

                  2.5.2. GENERAL AUTHORITY. To the extent specified in written notice from the Agent to the Obligor in question, each Obligor grants the Agent full and exclusive power and authority, subject to the other terms hereof and applicable law, to take any of the following actions (for the sole benefit of the Agent on behalf of the Lenders and the holders from time to time of any Credit Obligations, but at such Obligor's expense):

                  (a) To ask for, demand, take, collect, sue for and receive all payments in respect of any Accounts, general intangibles, Pledged Securities or leases which such Obligor could otherwise ask for, demand, take, collect, sue for and receive for its own use.

                  (b) To extend the time of payment of any Accounts, general intangibles, Pledged Securities or leases and to make any allowance or other adjustment with respect thereto.

                  (c) To settle, compromise, prosecute or defend any action or proceeding with respect to any Accounts, general intangibles, Pledged Securities or leases and to enforce all rights and remedies thereunder which such Obligor could otherwise enforce.

                  (d) To enforce the payment of any Accounts, general intangibles, Pledged Securities or leases, either in the name of such Obligor or in its own name, and to endorse the name of such Obligor on all checks, drafts, money orders and other instruments tendered to or received in payment of any Credit Security.

                  (e) To notify the third party payor with respect to any Accounts, general intangibles, Pledged Securities or leases of the existence of the security interest created hereby and to cause all payments in respect thereof thereafter to be made directly to the Agent; PROVIDED, HOWEVER, that whether or not the Agent shall have so notified such payor, such Obligor will at its expense render all reasonable assistance to the Agent in collecting such items and in enforcing claims thereon.

                  (f) To use, operate, sell, transfer, assign or otherwise deal in or with any Credit Security or the proceeds thereof, as fully as such Obligor otherwise could do.

                  2.5.3. MARSHALING, ETC. Neither the Agent nor the Lenders shall be required to make any demand upon, or pursue or exhaust any of their rights or remedies against, any Obligor or any other guarantor, pledgor or any other Person with respect to the payment of the Credit Obligations or to pursue or exhaust any of their rights or remedies with respect to any collateral therefor or any direct or indirect guarantee thereof. Neither the Agent nor the Lenders shall be required to marshal the Credit Security or any guarantee of the Credit Obligations or to resort to the Credit Security or any such guarantee in any particular order, and all of its and their rights hereunder or under any other Credit Document shall be cumulative. To the extent it may lawfully do so, each Obligor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Agent or the Lenders, any valuation, stay, appraisement, extension, redemption or similar laws now or hereafter existing which, but for this provision, might be applicable to the sale of any Credit Security made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Agreement, or otherwise. Without limiting the generality of the foregoing, each Obligor (a) agrees that it will not invoke or utilize any law which might prevent, cause a delay in or otherwise impede the enforcement of the rights of the Agent or any Lender in the Credit Security, (b) waives its rights under all such laws, and (c) agrees that it will not invoke or raise as a defense to any enforcement by the Agent or any Lender of any rights and remedies relating to the Credit Security or the Credit Obligations any legal or contractual requirement with which the Agent or any Lender may have in good faith failed to comply. In addition, each Obligor waives any right to prior notice (except to the extent expressly required by this Agreement) or judicial hearing in connection with foreclosure on or disposition of any Credit Security, including any such right which such Obligor would otherwise have under the Constitution of the United States of America, any state or territory thereof or any other jurisdiction.


                  2.5.4. SALES OF CREDIT SECURITY. All or any part of the Credit Security may be sold for cash or other value in any number of lots at public or private sale, without demand, advertisement or notice; PROVIDED, HOWEVER, that unless the Credit Security to be sold threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Agent shall give the Obligor granting the security interest in such Credit Security 10 days' prior written notice of the time and place of any public sale, or the time after which a private sale may be made, which notice each of the Obligors and the Agent agrees to be reasonable. At any sale or sales of Credit Security, any Lender or any of its respective officers acting on its behalf, or such Lender's assigns, may bid for and purchase all or any part of the property and rights so sold, may use all or any portion of the Credit Obligations owed to such Lender as payment for the property or rights so purchased, and upon compliance with the terms of such sale may hold and dispose of such property and rights without further accountability to the respective Obligors, except for the proceeds of such sale or sales pursuant to Section 2.5.6. The Obligors acknowledge that any such sale will be made by the Agent on an "as is" basis with disclaimers of all warranties, whether express or implied (including warranties with respect to title, possession, quiet enjoyment and other similar warranties). The respective Obligors will execute and deliver or cause to be executed and delivered such instruments, documents, assignments, waivers, certificates and affidavits, will supply or cause to be supplied such further information and will take such further action, as the Agent shall reasonably request in connection with any such sale.


                  2.5.5. SALE WITHOUT REGISTRATION. If, at any time when the Agent shall determine to exercise its rights hereunder to sell all or part of the securities included in the Credit Security, the securities in question shall not be effectively registered under the Securities Act (or other applicable law), the Agent may, in its sole discretion, sell such securities by private or other sale not requiring such registration in such manner and in such circumstances as the Agent may deem necessary or advisable in order that such sale may be effected in accordance with applicable securities laws without such registration and the related delays, uncertainty and expense. Without limiting the generality of the foregoing, in any event the Agent may, in its sole discretion, (a) approach and negotiate with a single purchaser or one or more possible purchasers to effect such sale, (b) restrict such sale to one or more purchasers each of whom will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such securities and (c) cause to be placed on certificates representing the securities in question a legend to the effect that such securities have not been registered under the Securities Act (or other applicable law) and may not be disposed of in violation of the provisions thereof. Each Obligor agrees that such manner of disposition is commercially reasonable, that it will upon the Agent's request give any such purchaser access to such information regarding the issuer of the securities in question as the Agent may reasonably request and that the Agent and the Lenders shall not incur any responsibility for selling all or part of the securities included in the Credit Security at any private or other sale not requiring such registration, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration under the Securities Act (or other applicable law) or until made in compliance with certain other rules or exemptions from the registration provisions under the Securities Act (or other applicable law). Each Obligor acknowledges that no adequate remedy at law exists for breach by it of this Section
         2.5.5 and that such breach would not be adequately compensable in damages and therefore agrees that this Section 2.5.5 may be specifically enforced.


                  2.5.6. APPLICATION OF PROCEEDS. The proceeds of all sales and collections in respect of any Credit Security or other assets of any Obligor, all funds collected from the Obligors and any cash contained in the Credit Security, the application of which is not otherwise specifically provided for herein, shall be applied as follows:

                  (a) First, to the payment of the costs and expenses of such sales and collections, the reasonable expenses of the Agent and the reasonable fees and expenses of its special counsel;

                  (b) Second, any surplus then remaining to the payment of the Credit Obligations in such order and manner as the Agent may in its reasonable discretion determine; PROVIDED, HOWEVER, that any such payment shall be distributed to the Lenders in accordance with the Credit Agreement and the other Credit Documents; and

                  (c) Third, any surplus then remaining shall be paid to the Obligors, subject, however, to any rights of the holder of any then existing Lien who has duly presented to the Agent an authenticated demand for proceeds before the Agent's distribution of the proceeds is completed.

         2.6. CUSTODY OF CREDIT SECURITY. Except as provided by applicable law that cannot be waived, the Agent will have no duty as to the custody and protection of the Credit Security, the collection of any part thereof or of any income thereon or the preservation or exercise of any rights pertaining thereto, including rights against prior parties, except for the use of reasonable care in the custody and physical preservation of any Credit Security in its possession. The Lenders will not be liable or responsible for any loss or damage to any Credit Security, or for any diminution in the value thereof, by reason of the act or omission of any agent selected by the Agent acting in good faith.

3. GENERAL. ADDRESSES FOR NOTICES, CONSENT TO JURISDICTION, JURY TRIAL WAIVER, DEFEASANCE AND NUMEROUS OTHER PROVISIONS APPLICABLE TO THIS AGREEMENT ARE CONTAINED IN THE CREDIT AGREEMENT. THE INVALIDITY OR UNENFORCEABILITY OF ANY PROVISION HEREOF SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF ANY OTHER PROVISION HEREOF, AND ANY INVALID OR UNENFORCEABLE PROVISION SHALL BE MODIFIED SO AS TO BE ENFORCEABLE TO THE MAXIMUM EXTENT OF ITS VALIDITY OR ENFORCEABILITY. THE HEADINGS IN THIS AGREEMENT ARE FOR CONVENIENCE OF REFERENCE ONLY AND SHALL NOT LIMIT, ALTER OR OTHERWISE AFFECT THE MEANING HEREOF. THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ALL PRIOR AND CURRENT UNDERSTANDINGS AND AGREEMENTS, WHETHER WRITTEN OR ORAL. THIS AGREEMENT IS A CREDIT DOCUMENT AND MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, WHICH TOGETHER SHALL CONSTITUTE ONE INSTRUMENT. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (OTHER THAN THE CONFLICT OF LAWS RULES) OF THE COMMONWEALTH OF MASSACHUSETTS, EXCEPT AS MAY BE REQUIRED BY THE UCC OF OTHER JURISDICTIONS WITH RESPECT TO MATTERS INVOLVING THE PERFECTION OF THE AGENT'S LIEN ON THE CREDIT SECURITY LOCATED IN SUCH OTHER JURISDICTIONS.

               [the remainder of this page is intentionally blank]

         Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first written above.

                                             PEDIATRIX MEDICAL GROUP, INC. (FL)


                                             By  /S/ Karl B. Wagner
                                                --------------------------------
                                                Title:  Chief Financial Officer


                                             PEDIATRIX MEDICAL GROUP OF FLORIDA,
                                             INC.


                                             By  /s/ Karl B. Wagner
                                                --------------------------------
                                                Title:  Treasurer


                                             PEDIATRIX MEDICAL GROUP, P.C. (WV)


                                             By  /s/ Karl B. Wagner
                                                --------------------------------
                                                Title:  Treasurer

                                             PEDIATRIX MEDICAL GROUP, P.C. (VA)


                                             By  /s/ Karl B. Wagner
                                                --------------------------------
                                                Title:  Treasurer


                                             PEDIATRIX MEDICAL GROUP, S.P. (PR)


                                             By   /s/ Karl B. Wagner
                                                --------------------------------
                                                Title:  Attorney-in-Fact


                                             PEDIATRIX MEDICAL GROUP, P.A. (NJ)


                                             By  /s/ Karl B. Wagner
                                                --------------------------------
                                                Title:  Treasurer


                                             PEDIATRIX MEDICAL GROUP OF KANSAS,
                                             P.A.


                                             By  /s/ Karl B. Wagner
                                                --------------------------------
                                                Title:  Attorney-in-Fact


                                             PEDIATRIX MEDICAL GROUP
                                             NEONATOLOGY AND PEDIATRIC INTENSIVE
                                             CARE SPECIALISTS
                                             OF NEW YORK, P.C.


                                             By  /s/ Karl B. Wagner
                                                --------------------------------
                                                Title:  Attorney-in-Fact

                                            PEDIATRIX MEDICAL GROUP OF
                                            CALIFORNIA, P.C.


                                            By  /s/ Karl B. Wagner
                                               --------------------------------
                                               Title:  Attorney-in-Fact


                                            PEDIATRIX MEDICAL GROUP OF ILLINOIS,
                                            P.C.


                                            By  /s/ Karl B. Wagner
                                               --------------------------------
                                               Title:  Attorney-in-Fact


                                            PEDIATRIX MEDICAL GROUP OF MICHIGAN,
                                            P.C.


                                            By  /s/ Karl B. Wagner
                                               --------------------------------
                                               Title:  Treasurer


                                            PEDIATRIX MEDICAL GROUP OF
                                            PENNSYLVANIA, P.C.


                                            By  /s/ Karl B. Wagner
                                               --------------------------------
                                               Title:  Attorney-in-Fact


                                            PEDIATRIX MEDICAL GROUP OF TEXAS,
                                            P.A.


                                            By  /s/ Karl B. Wagner
                                               --------------------------------
                                               Title:  Attorney-in-Fact

                                                PEDIATRIX MEDICAL GROUP OF OHIO,
                                                CORP.


                                                By  /s/ Karl B. Wagner
                                                   -----------------------------
                                                   Title:  Secretary


                                                NEONATAL SPECIALISTS, LTD. (AZ)


                                                By  /s/ Karl B. Wagner
                                                   -----------------------------
                                                   Title:  Attorney-in-Fact


                                                PEDIATRIX MEDICAL GROUP OF
                                                COLORADO, P.C.


                                                By  /s/ Karl B. Wagner
                                                   -----------------------------
                                                   Title:  Attorney-in-Fact


                                                ST. JOSEPH NEONATOLOGY
                                                CONSULTANTS, P.A.


                                                By  /s/ Karl B. Wagner
                                                   -----------------------------
                                                   Title:  Attorney-in-Fact


                                                PERNOLL MEDICAL GROUP OF NEVADA,
                                                LTD.
                                                D/B/A PEDIATRIX MEDICAL GROUP OF
                                                NEVADA


                                                By  /s/ Karl B. Wagner
                                                   -----------------------------
                                                   Title:  Attorney-in-Fact

                                                  PEDIATRIX MEDICAL GROUP OF
                                                  SOUTH CAROLINA, P.A.


                                                  By  /s/ Karl B. Wagner
                                                     ---------------------------
                                                     Title:  Treasurer


                                                  FLORIDA REGIONAL NEONATAL
                                                  ASSOCIATES, P.A.


                                                  By  /s/ Karl B. Wagner
                                                     ---------------------------
                                                     Title:  Treasurer


                                                  PEDIATRIX MEDICAL GROUP, INC.
                                                  (Utah)

                                                  By  /s/ Karl B. Wagner
                                                     ---------------------------
                                                     Title:  Treasurer


                                                  PEDIATRIX MEDICAL GROUP OF NEW
                                                  MEXICO, P.C.


                                                  By  /s/ Karl B. Wagner
                                                     ---------------------------
                                                     Title:  Treasurer


                                                  PEDIATRIX MEDICAL GROUP OF
                                                  WASHINGTON, INC., P.C.


                                                  By  /s/ Karl B. Wagner
                                                     ---------------------------
                                                     Title:  Treasurer

                                            PEDIATRIX MEDICAL GROUP OF
                                            INDIANA, P.C.


                                            By  /s/ Karl B. Wagner
                                               --------------------------------
                                               Title:  Attorney-in-Fact


                                            FORT WORTH NEONATAL ASSOCIATES, P.A.


                                            By  /s/ Karl B. Wagner
                                               --------------------------------
                                               Title:  Attorney-in-Fact


                                            PMG ACQUISITION CORP.


                                            By  /s/ Karl B. Wagner
                                               --------------------------------
                                               Title:  Treasurer


                                            PEDIATRIX MEDICAL GROUP OF
                                            PUERTO RICO, P.S.C.

                                            By  /s/ Karl B. Wagner
                                               --------------------------------
                                               Title:  Attorney-in-Fact


                                            OBSTETRIX MEDICAL GROUP, INC.


                                            By  /s/ Karl B. Wagner
                                               --------------------------------
                                               Title:  Treasurer


                                            OBSTETRIX MEDICAL GROUP
                                            OF FLORIDA, INC.


                                            By  /s/ Karl B. Wagner
                                               --------------------------------
                                               Title:  Treasurer

                                             M. DOUGLAS CUNNINGHAM, M.D.,
                                             A PROFESSIONAL CORPORATION
                                             D/B/A OBSTETRIX MEDICAL GROUP
                                             OF CALIFORNIA, A PROFESSIONAL
                                             CORPORATION

                                             By  /s/ Karl B. Wagner
                                                --------------------------------
                                                Title:  Attorney-in-Fact


                                             MARCIA J. PERNOLL, M.D. PROF. CORP.
                                             D/B/A OBSTETRIX MEDICAL GROUP
                                             OF NEVADA, LTD.


                                             By  /s/ Karl B. Wagner
                                                --------------------------------
                                                Title:  Attorney-in-Fact


                                             OBSTETRIX MEDICAL GROUP OF ARIZONA,
                                             P.C.


                                             By  /s/ Karl B. Wagner
                                                --------------------------------
                                                Title:  Treasurer


                                             OBSTETRIX MEDICAL GROUP
                                             OF COLORADO, P.C.


                                             By  /s/ Karl B. Wagner
                                                --------------------------------
                                                Title:  Attorney-in-Fact


                                             OBSTETRIX MEDICAL GROUP
                                             OF KANSAS AND MISSOURI, P.A.


                                             By  /s/ Karl B. Wagner
                                                --------------------------------
                                                Title:  Attorney-in-Fact

                                             OBSTETRIX MEDICAL GROUP
                                             OF PENNSYLVANIA, P.C.


                                             By  /s/ Karl B. Wagner
                                                --------------------------------
                                                Title:  Treasurer


                                             OBSTETRIX MEDICAL GROUP
                                             OF PHOENIX, P.C.


                                             By  /s/ Karl B. Wagner
                                                --------------------------------
                                                Title:  Treasurer


                                             OBSTETRIX MEDICAL GROUP OF TEXAS,
                                             P.A.


                                             By  /s/ Karl B. Wagner
                                                --------------------------------
                                                Title:  Attorney-in-Fact


                                             OBSTETRIX MEDICAL GROUP
                                             OF WASHINGTON, INC., P.S.


                                             By  /s/ Karl B. Wagner
                                                --------------------------------
                                                Title:  Treasurer


                                             PALM BEACH NEO ACQUISITIONS, INC.

                                             By  /s/ Karl B. Wagner
                                                --------------------------------
                                                Title:  Treasurer

                                            PEDIATRIX MEDICAL GROUP
                                            OF ARKANSAS, P.A.


                                            By  /s/ Karl B. Wagner
                                               --------------------------------
                                               Title:  Attorney-in-Fact


                                            PEDIATRIX MEDICAL GROUP OF GEORGIA,
                                            P.C.


                                            By  /s/ Karl B. Wagner
                                               --------------------------------
                                               Title:  Secretary


                                            PEDIATRIX MEDICAL GROUP OF MISSOURI,
                                            P.C.


                                            By  /s/ Karl B. Wagner
                                               --------------------------------
                                               Title:  Attorney-in-Fact


                                            PEDIATRIX MEDICAL GROUP
                                            OF OKLAHOMA, P.C.


                                            By  /s/ Karl B. Wagner
                                               --------------------------------
                                               Title:  Attorney-in-Fact


                                            PEDIATRIX MEDICAL GROUP
                                            OF TENNESSEE, P.C.


                                            By  /s/ Karl B. Wagner
                                               --------------------------------
                                               Title:  Treasurer

                                             PEDIATRIX OF MARYLAND, P.A.


                                             By  /s/ Karl B. Wagner
                                                --------------------------------
                                                Title:  Attorney-in-Fact



                                             FLEET NATIONAL BANK, as Agent


                                             By  /s/ Carol Paige Castle
                                                --------------------------------
                                                  Carol Paige Castle
                                                  Director

                                                  Fleet National Bank
                                                  100 Federal Street
                                                  Mail Stop: MADE 10008E
                                                  Boston, Massachusetts 02110
                                                  Telecopy: (617) 434-2472